Investments	12 Months Ended
Dec. 31, 2024
Investments, All Other Investments [Abstract]
Investments

5. Investments

As of December 31, 2023 and 2024, the Company held no short-term investments.

For time deposits with original maturities between three months and a year, its interest income amounted to RMB1.3 million, RMB2.7 million and RMB0.8 million in the consolidated statements of comprehensive loss for the years ended December 31, 2022, 2023 and 2024, respectively.

The change in fair value of short-term investments in wealth management products was recorded as investment gains which amounted to RMB2.3 million, nil and nil for the years ended December 31, 2022, 2023 and 2024, respectively.

The Company’s investments in non-marketable equity securities consist of an investment in an equity fund. During the first quarter of 2020, the Company subscribed to shares of an equity fund as a limited partner, with an initial cost of RMB106.0 million. The investment in the fund is nonredeemable for two years after the subscription date and the directors of the fund can extend the non-redemption period for another two years. The investment is measured under the NAV practical expedient. Unrealized losses of RMB50.5 million nil and nil was recorded in investment loss in the consolidated statements of comprehensive loss for the years ended December 31, 2022, 2023 and 2024, respectively. The fund was liquidated in 2023.

For the year end December 31, 2024, the Group recognized nil of share of loss of equity method investments (2022 and 2023: share of loss of RMB1.4 million and nil, respectively).